SELECT BALANCE SHEET DETAILS	9 Months Ended
Sep. 30, 2011
Select Balance Sheet Details
NOTE 7. SELECT BALANCE SHEET DETAILS

Inventory

Inventories of $30,000 at September 30, 2011 were comprised of work in process of $11,000 representing direct labor costs on in-process projects and finished goods of $19,000 net of reserves for obsolete and slow-moving items of $2,000. Inventories of $12,000 at December 31, 2010 were comprised of work in process of $7,000 representing direct labor costs on in-process projects and finished goods of $5,000 net of reserves for obsolete and slow-moving items of $2,000. Appropriate consideration is given to obsolescence, excessive levels, deterioration, and other factors in evaluating net realizable value and required reserve levels.

Intangible Assets

The Company has one intangible in the form of trademarks and trade names. The carrying amounts of the Company’s acquired intangible assets were $67,000 and $78,000 as of September 30, 2011 and December 31, 2010, respectively, which include accumulated amortization of $280,000 and $269,000 as of September 30, 2011 and December 31, 2010, respectively. Amortization expense for the intangible assets was $4,000 for the three months ended September 30, 2011 and 2010 and $11,000 for the nine months ended September 30, 2011 and 2010. All intangible assets are being amortized over their estimated useful lives with no estimated residual values. Any costs incurred by the Company to renew or extend the life of intangible assets will be evaluated under ASC 350 “Intangibles – Goodwill and Other” for proper treatment.

The estimated acquired intangible amortization expense for the next five fiscal years is as follows:

Fiscal Year Ended December 31,	Estimated Amortization Expense ($ in thousands)
2011 (3 months)	$5
2012	16
2013	16
2014	16
2015	14
Thereafter	—
Total	$67

Goodwill

The Company annually, or more frequently if events or circumstances indicate a need, tests the carrying amount of goodwill for impairment. The Company performs its annual impairment test in the fourth quarter of each year. A two-step impairment test is used to first identify potential goodwill impairment and then measure the amount of goodwill impairment loss, if any. These tests were conducted by determining and comparing the fair value, employing the market approach, of the Company’s reporting units to the carrying value of the reporting unit. The Company has determined that its only reporting unit is Identity Management. Based on the results of these impairment tests, the Company determined that its goodwill assets were not impaired as of December 31, 2010 and there have been no indications of impairment during the nine months ended September 30, 2011 or 2010.

Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts

The Company recognizes sales and cost of sales on long-term, fixed price contracts involving significant amounts of customization using the percentage of completion method based on costs incurred to date compared to total estimated costs at completion. Such amounts are included in the accompanying consolidated balance sheets under the caption “Billings in excess of costs and estimated earnings on uncompleted contracts”.

Costs and estimated earnings on uncompleted contracts and related amounts billed under contract provisions as of September 30, 2011 and December 31, 2010 are as follows:

($ in thousands)	September 30, 2011	December 31, 2010

Costs incurred on uncompleted contract	$619	$539
Estimated earnings	1,141	980
	1,760	1,519

Less: billings to date	(1,760)	(1,760)
Billings in excess of costs and estimated earnings on uncompleted contract	$—	$(241)